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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of AMCORE Financial, Inc. (the "Corporation"), does hereby appoint Robert J. Meuleman and John R. Hecht or either of them (with full power to each of them to act alone) attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

                  SIGNATURE                                       TITLE                         DATE
                  ---------                                       -----                         ----
           /s/ ROBERT J. MEULEMAN                Director, President and Chief Executive    May 13, 1997
---------------------------------------------    Officer (principal executive officer)
            (Robert J. Meuleman)

              /s/ JOHN R. HECHT                  Senior Vice President and Chief            May 13, 1997
---------------------------------------------    Financial Officer (principal financial
               (John R. Hecht)                   officer and principal accounting
                                                 officer)

             /s/ MILTON R. BROWN                                Director                    May 13, 1997
---------------------------------------------
              (Milton R. Brown)

            /s/ LAWRENCE E. GLOYD                               Director                    May 14, 1997
---------------------------------------------
             (Lawrence E. Gloyd)

                /s/ TED ROSS                                    Director                    May 13, 1997
---------------------------------------------
                 (Ted Ross)

           /s/ JACK D. WARD, ESQ.                               Director                    May 13, 1997
---------------------------------------------
            (Jack D. Ward, Esq.)

             /s/ RICHARD C. DELL                                Director                    May 14, 1997
---------------------------------------------
              (Richard C. Dell)

             /s/ ROBERT A. DOYLE                                Director                    May 13, 1997
---------------------------------------------
              (Robert A. Doyle)

          /s/ WILLIAM R. MCMANAMAN                              Director                    May 14, 1997
---------------------------------------------
           (William R. McManaman)